UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2006
(Date of earliest event reported)

                  Banc of America Alternative Loan Trust 2006-4
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           (Exact name of issuing entity as specified in its charter)

                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

         New York                 333-132249-03            Applied For
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(State or other jurisdiction   (Commission File No.      (IRS Employer
    of incorporation of         of issuing entity)      Identification No.
      issuing entity)                                   of issuing entity)


214 North Tryon Street, Charlotte, North Carolina              28255
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Address of principal executive offices                       (Zip Code)


Depositor's telephone number, including area code         (704) 387-8239
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated April 27, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc. (the "Company"), as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Alternative Loan Trust 2006-4, Mortgage Pass-Through Certificates, Series 2006-4 (the "Certificates"), issued on April 27, 2006, including (i) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-R, Class 1-IO, Class 1-PO, Class 2-A-1, Class 15-IO, Class 15-PO, Class 3-CB-1, Class 3-CB-2, Class 3-CB-3, Class 3-CB-4, Class 3-CB-5, Class 3-CB-6, Class 4-CB-1, Class 5-CB-1, Class CB-IO, Class CB-PO, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial class certificate balance of $412,834,805 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial class certificate balance of $4,380,822.

            The Public Certificates were sold to Banc of America Securities LLC (the "Underwriter"), pursuant to an underwriting agreement, dated April 25, 2006 (the "Underwriting Agreement"), among the Company, Bank of America, National Association and the Underwriter. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to Banc of America Securities LLC on April 27, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association.

            The mortgage loans underlying the Certificates were purchased by the Company from Bank of America, National Association pursuant to a mortgage loan purchase agreement, dated April 27, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Bank of America, National Association. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

            Wells Fargo Bank, N.A., as trustee, on behalf of the Banc of America Alternative Loan Trust 2006-4, entered into two separate yield maintenance agreements with Bank of America, National Association, as counterparty, for the benefit of the holders of the Class 1-A-1 Certificates and the Class 3-CB-1 Certificates, respectively. Copies of the Class 1-A-1 Yield Maintenance Agreement and Class 3-CB-1 Yield Maintenance Agreement are attached as Exhibits
10.1 and 10.2, respectively.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (1.1) Underwriting Agreement, dated April 25, 2006, among the Company, Bank of America, National Association and the Underwriter.

      (4.1) Pooling and Servicing Agreement, dated April 27, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

      (4.2) Mortgage Loan Purchase Agreement, dated April 27, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.

      (10.1) Class 1-A-1 Yield Maintenance Agreement, dated April 12, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-4, and Bank of America, National
                                       Association, as counterparty.

      (10.2) Class 3-CB-1 Yield Maintenance Agreement, dated April 19, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-4, and Bank of America, National
                                       Association, as counterparty.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.

April 27, 2006

                                       By:   /s/ Judy Lowman
                                          --------------------------------------
                                          Name:  Judy Lowman
                                          Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                           Description
-----------                           -----------

  (1.1) Underwriting Agreement, dated April 25, 2006, among the Company, Bank of America, National Association and the Underwriter.

  (4.1) Pooling and Servicing Agreement, dated April 27, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

  (4.2) Mortgage Loan Purchase Agreement, dated April 27, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.

  (10.1) Class 1-A-1 Yield Maintenance Agreement, dated April 12, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-4, and Bank of America, National Association, as counterparty.

  (10.2) Class 3-CB-1 Yield Maintenance Agreement, dated April 19, 2006, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Alternative Loan Trust 2006-4, and Bank of America, National Association, as counterparty.